Exhibit 10.1

ELEVENTH AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF UNITED DOMINION REALTY, L.P.

This Eleventh Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of December 16, 2020 (this “Amendment”), is being executed by UDR, Inc., a Maryland corporation (the “General Partner”), as the general partner of United Dominion Realty, L.P., a Delaware limited partnership (the “Partnership”), pursuant to the authority conferred upon the General Partner by Section 11.01 of the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of February 23, 2004, as amended by the First Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of June 24, 2005, the Second Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of February 23, 2006, the Third Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of January 2, 2007, the Fourth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of December 27, 2007, the Fifth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of March 7, 2008, the Sixth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of December 9, 2008, the Seventh Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of March 13, 2009, the Eighth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of November 17, 2010, the Ninth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated as of December 4, 2015 and the Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., dated October 29, 2018 (as amended, the “Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

WHEREAS, the General Partner desires to amend certain terms of the classes of Partnership Interests designated as LTIP Units, and the General Partner desires to amend the Agreement to accomplish the same.

NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

1.Amendment. The Agreement is hereby amended by deleting Exhibit H thereto in its entirety and replacing it with Exhibit H in the form attached hereto, which shall be attached to and made a part of the Agreement.
2.Miscellaneous. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

[Signature Page Follows]

H-1

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

GENERAL PARTNER

UDR, INC.

By:	/s/ David G. Thatcher
Name:	David G. Thatcher
Title:	Senior Vice President – General Counsel

H-2

EXHIBIT H

PARTNERSHIP UNIT DESIGNATIONS
OF THE
LTIP UNITS
OF

UNITED DOMINION REALTY, L.P.

1.Defined Terms.

The following defined terms used in this Exhibit H shall have the meaning specified below.  Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended (the “Agreement”).

“Adjustment Event” has the meaning set forth in Section 6 hereof.

“Auto Conversion” has the meaning set forth in Section 11(d) hereof.

“Auto Conversion Notice” has the meaning set forth in Section 11(d) hereof.

“Capital Account Limitation” has the meaning set forth in Section 11(b) hereof.

“Class 1 LTIP Units” has the meaning set forth in Section 2 hereof.

“Class 1 Performance LTIP Units” has the meaning set forth in Section 2 hereof.

“Class 2 LTIP Units” has the meaning set forth in Section 2 hereof.

“Class 2 Performance LTIP Units” has the meaning set forth in Section 2 hereof.

“Constituent Person” has the meaning set forth in Section 11(g) hereof.

“Conversion Date” means, as applicable, (i) with respect to Class 1 or Class 2 LTIP Units, the date set forth in a Conversion Notice or a Forced Conversion Notice or the date of an Auto Conversion, and (ii) with respect to Performance LTIP Units, the date set forth in a Performance LTIP Unit Conversion Notice or a Forced Performance LTIP Unit Conversion Notice or the date of an Expiration Conversion.

“Conversion Notice” has the meaning set forth in Section 11(b) hereof.

“Conversion Right” has the meaning set forth in Section 11(a) hereof.

“Economic Capital Account Balance” means, with respect to a holder of LTIP Units, its Capital Account balance, plus the amount of its share of any Partner Nonrecourse Debt Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to its ownership of LTIP Units.

“Eligible Unit” means, as of the time any Liquidating Gain is available to be allocated to an LTIP Unit, an LTIP Unit to the extent, since the date of issuance of such LTIP Unit, such Liquidating Gain when aggregated with other Liquidating Gains realized since the date of issuance of such LTIP Unit exceeds Liquidating Losses realized since the date of issuance of such LTIP Unit.

“Equity Plan” means any stock or other equity-based compensation plan now or hereafter adopted by the Partnership or the General Partner, including the Plan.

“Expiration Conversion” has the meaning set forth in Section 12(f) hereof.

“Expiration Conversion Notice” has the meaning set forth in Section 12(f) hereof.

“Expiration Date” means, for any Performance LTIP Unit, the date specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.

“Forced Conversion” has the meaning set forth in Section 11(c) hereof.

“Forced Conversion Notice” has the meaning set forth in Section 11(c) hereof.

“Forced Performance LTIP Unit Conversion” has the meaning set forth in Section 12(e) hereof.

“Forced Performance LTIP Unit Conversion Notice” has the meaning set forth in Section 12(e) hereof.

“Full Distribution Participation Date” means, (i) for any Class 2 LTIP Unit, the date specified in the Vesting Agreement or other documentation pursuant to which such Class 2 LTIP Unit is granted, and (ii) for any Performance LTIP Unit (and any LTIP Unit into which a Performance LTIP Unit is converted pursuant to Section 12 hereof), the date upon which such Performance LTIP Unit is converted into Class 1 LTIP Units or Class 2 LTIP Units pursuant to Section 12 hereof or such other date as may be specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.  Any reference to a “Class 2 LTIP Unit Distribution Participation Date” in an LTIP Agreement issued before the effectiveness of this Exhibit (as amended) shall be deemed a reference to a Full Distribution Participation Date.

“Gross Asset Value” has the meaning set forth in Section 5(b) hereof.

“Initial Sharing Percentage” means, (i) for any Class 2 LTIP Unit, ten percent (10%) or such other percentage specified in the Vesting Agreement or other documentation pursuant to which such Class 2 LTIP Unit is granted, and (ii) for any Performance LTIP Unit, two percent (2%) or such other percentage specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted. Any reference to a “Class 2 LTIP Unit Initial Sharing Percentage” in an LTIP Agreement issued before the effectiveness of this Exhibit (as amended) shall be deemed a reference to an Initial Sharing Percentage.

“Issue Price” means, for any Performance LTIP Unit, the amount specified in the Vesting Agreement or other documentation pursuant to which such Performance LTIP Unit is granted.

“Liquidating Gains” means any net gain realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net gain realized in connection with a revaluation of the Partnership’s property pursuant to Section 4.04 of the Agreement, with such net gain calculated in all cases by excluding adjustments to the basis of the Partnership’s assets for depreciation and amortization (as determined for purposes of book allocations under Section 704(b) of the Code and the Regulations thereunder) unless and to the extent the General Partner determines, in its sole discretion, such exclusions would result in unintended consequences.

“Liquidating Losses” means any net loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net loss realized in connection with a revaluation of the Partnership’s property pursuant to Section 4.04 of the Agreement, with such net loss calculated in all cases by excluding adjustments to the basis of the Partnership’s assets for depreciation and amortization (as determined for purposes of book allocations under Section 704(b) of the Code and the Regulations thereunder) unless and to the extent the General Partner determines, in its sole discretion, such exclusions would result in unintended consequences.

“LTIP Agreement” has the meaning set forth in Section 5(b) hereof.

“LTIP Unit Distribution Payment Date” has the meaning set forth in Section 7(c) hereof.

“LTIP Unit Redemption Threshold” means a threshold that will be met with respect to one or more LTIP Units if, when and to the extent, such LTIP Units have satisfied the Capital Account Limitation.

“LTIP Units” means the Partnership Units designated as such having the rights, powers, privileges, restrictions, qualifications and limitations set forth herein, in the Plan and in an applicable Vesting Agreement.  LTIP Units may be issued in one or more classes, or one or more series of any such classes bearing such relationship to one another as to allocations, distributions, and other rights as the General Partner shall determine in its sole and absolute discretion subject to Maryland law and the Agreement.  For the avoidance of doubt, the Performance LTIP Units are LTIP Units.

“Partnership Common Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to the Agreement, but does not include any Partnership Unit owned by the General Partner, Class A Partnership Unit, Class I Out-Performance Partnership Share, Class II Out-Performance Partnership Share, Class III Out-Performance Partnership Share, Class IV Out-Performance Partnership Share, Class V Out-Performance Partnership Share, LTIP Unit or any other Partnership Unit, the terms of which provide that such other Partnership Unit is not a Partnership Common Unit.

“Performance LTIP Unit” has the meaning provided in Section 2.

“Performance LTIP Unit Conversion Notice” has the meaning provided in Section 12(c) hereof.

“Performance LTIP Unit Conversion Right” has the meaning provided in Section 12(a) hereof.

“Performance LTIP Unit Value” means, for any Performance LTIP Unit as of any date, the product of (i) the excess (if any) of the REIT Share Value on such date over the Issue Price for such Performance LTIP Unit, and (ii) the Conversion Factor.

“Plan” means the UDR, Inc.  1999 Long-Term Incentive Plan, as amended from time to time.

“Post-Conversion Period Performance LTIP Unit” means a Performance LTIP Unit that was not converted on or prior to its Expiration Date pursuant to Section 12.

“Proposed Section 83 Safe Harbor Regulation” has the meaning set forth in Section 14 hereof.

“Qualifying Party” means a Limited Partner other than the Original Limited Partner.

“REIT Share Economic Target” means, as of any date and with respect to any LTIP Unit, the product of (i) the REIT Share Value on such date, and (ii) the Conversion Factor.

“REIT Share Value” means, as of the date of valuation, the fair market value of a REIT Share, determined as follows:  (i) if the REIT Share is listed or admitted to trading on any securities exchange or The Nasdaq National Market, the closing price, regular way, of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, (ii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source, the last reported sale price of a REIT Share on such day or, if no sale takes place on such day, the average of the closing bid and asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the Company, or (iii) if the REIT Share is not listed or admitted to trading on any securities exchange or The Nasdaq National Market but is regularly quoted by a recognized quotation source and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices of a REIT Share on such day, as reported by a recognized quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, of a REIT Share on the most recent day (not more than twenty (20) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the twenty (20) days prior to the date in question, the value of a REIT Share shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.  In the event that a REIT Share includes any additional rights the value of which is not included within such price, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate, and included in determining the “REIT Share Value” of such REIT Share.

“Section 83 Safe Harbor” has the meaning set forth in Section 14 hereof.

“Transaction” has the meaning set forth in Section 11(g) hereof.

“Unvested LTIP Units” has the meaning set forth in Section 5(a) hereof.

“Vested LTIP Units” has the meaning set forth in Section 5(a) hereof.

“Vesting Agreement” has the meaning set forth in Section 5(a) hereof.

2.Designation.  A class of Partnership Units in the Partnership designated as the “LTIP Units” is hereby established.  The number of LTIP Units that may be issued is not limited by the Agreement.  Four classes of LTIP Units in the Partnership are hereby designated as the Class 1 LTIP Units, the Class 1 Performance LTIP Units, the Class 2 LTIP Units, and the Class 2 Performance LTIP Units (each Class 1 Performance LTIP Unit and Class 2 Performance LTIP Unit, a “Performance LTIP Unit”).  The numbers of Class 1 LTIP Units, Class 1 Performance LTIP Units, Class 2 LTIP Units, and Class 2 Performance LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of the Plan.

3.Issuances of LTIP Units.  From time to time, the General Partner is hereby authorized to issue LTIP Units, including Class 1 LTIP Units, Class 1 Performance LTIP Units, Class 2 LTIP Units, and Class 2 Performance LTIP Units, to Persons providing services to or for the benefit of the Partnership for such consideration or for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners.  Except to the extent that a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the Internal Revenue Service with respect thereto.  Except as may be provided from time to time by the General Partner with respect to one or more series of LTIP Units, and except as provided in an applicable LTIP Agreement, LTIP Units shall have the terms set forth in this Exhibit H. Pursuant to the terms of the Agreement, this Exhibit H or an applicable LTIP Agreement, an LTIP Unit may be convertible, exchangeable or otherwise transmutable, in substance, into another type of LTIP Unit or other type of Partnership Unit.

4.Admission to Partnership.  A Person (other than an existing Partner) who is issued LTIP Units in accordance with Section 3 hereof shall be admitted to the Partnership as an additional Limited Partner only upon the satisfactory completion of the requirements an assignee is required to complete pursuant to Section 9.03(a)(i) through (v) of the Agreement.

5.Vesting.

(a)Vesting, Generally.  LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on Transfer pursuant to the terms of an award, vesting or other similar agreement (a “Vesting Agreement”).  The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Plan or any other Equity Plan, if applicable.  LTIP Units that were fully vested when issued or that have vested and are no longer subject to forfeiture under the terms of a Vesting Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units”.

(b)Forfeiture.  Unless otherwise specified in an applicable Vesting Agreement, the Plan or in any applicable Equity Plan or other compensatory arrangement or incentive program pursuant to which LTIP Units are issued (collectively, the “LTIP Agreement”), upon the occurrence of any event specified in such LTIP Agreement as resulting in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, if the Partnership or the General Partner exercises such right to repurchase or upon the occurrence of the event causing forfeiture in accordance with the applicable LTIP Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose.  Unless otherwise specified in the applicable LTIP Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date and with respect to such LTIP Units prior to the effective date of the forfeiture.

6.Adjustments.  The Partnership shall maintain at all times a one-to-one correspondence between LTIP Units (excluding Performance LTIP Units before their conversion) and Partnership Common Units for conversion, distributions, allocations and other purposes, including without limitation complying with the following procedures; provided, that the foregoing is not intended to alter the special allocations pursuant to Section 8 hereof, differences between distributions to be made with respect to the Class 2 LTIP Units or Performance LTIP Units and the Partnership Common Units prior to the Full Distribution Participation Date for such Class 2 LTIP Units or Performance LTIP Units, or differences between distributions to be made with respect to LTIP Units and Partnership Common Units pursuant to Section 5.06 and Section 7(b) hereof in the event that the Capital Accounts attributable to the LTIP Units are different than those attributable to Partnership Common Units.  If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to the Agreement or update to Exhibit A to the Agreement adjusting the number of outstanding LTIP Units or subdividing or combining outstanding LTIP Units, to maintain a one-for-one conversion and economic equivalence ratio between Partnership Common Units and LTIP Units (excluding Performance LTIP Units before their conversion).  The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Partnership Common Units in Partnership Units, (ii) the Partnership subdivides the outstanding Partnership Common Units into a greater number of units or combines the outstanding Partnership Common Units into a smaller number of units, or (iii) the Partnership issues any Partnership Units in exchange for its outstanding Partnership Common Units by way of a reclassification or recapitalization of its Partnership Common Units.  If more than one Adjustment Event occurs, any adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously.  For the avoidance of doubt, the following shall not be Adjustment Events:  (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction, (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan, or (z) the issuance of any Partnership Units to the General Partner in respect of a Capital Contribution to the Partnership.  If the Partnership takes an action affecting the Partnership Common Units other than actions specifically described above as “Adjustment

Events” and in the opinion of the General Partner such action would require an action to maintain the one-to-one correspondence described above, the General Partner shall have the right to take such action, to the extent permitted by law, the Plan and by any applicable Equity Plan or other compensatory arrangement or incentive program pursuant to which LTIP Units are issued, in such manner and at such time as the General Partner, in its sole discretion, may determine to be reasonably appropriate under the circumstances.  Notwithstanding the foregoing, if any Adjustment Event or any other action described in the preceding sentence occurs, the General Partner may independently adjust the number of Performance LTIP Units outstanding or held by a particular holder of Performance LTIP Units, the Issue Price of any Performance LTIP Unit, or the number of Class 1 LTIP Units or Class 2 LTIP Units (as applicable) into which any Performance LTIP Unit may be converted, or may undertake any combination of the foregoing, in such manner as the General Partner determines in good faith to be equitable.  If an amendment is made to the Agreement adjusting the number of outstanding LTIP Units as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error.  Promptly after filing of such certificate, the Partnership shall mail a notice to each holder of LTIP Units setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment.  Any adjustment to the number of outstanding LTIP Units pursuant to this Section 6 shall be binding on the Partnership and every Limited Partner.

7.Distributions.

(a)Operating Distributions.  Except as otherwise provided in the Agreement, the Plan, any other applicable Equity Plan, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, holders of LTIP Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, regular, special, extraordinary or other distributions (other than distributions upon or pursuant to the liquidation of the Partnership) which may be made from time to time, in an amount per unit equal to the amount of any such distributions that would have been payable to such holders if the LTIP Units had been Partnership Common Units of the same number (if applicable, assuming such LTIP Units were held for the entire period to which such distributions relate); provided, however, that for each Class 2 LTIP Unit and each Performance LTIP Unit, until any applicable Full Distribution Participation Date occurs, such LTIP Unit will be entitled to receive only such distributions in an amount equal to the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to this Section 7(a).

(b)Liquidating Distributions.  Holders of LTIP Units shall also be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, distributions upon liquidation of the Partnership in an amount equal to the positive balances of the Capital Accounts of the holders of such LTIP Units to the extent attributable to the ownership of such LTIP Units as set forth in Section 5.06(a) of the Agreement.

(c)Distributions Generally.  Distributions on the LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the General Partner (any such date, an “LTIP Unit Distribution Payment Date”).  Absent a contrary determination by the General Partner, the LTIP Unit Distribution Payment Date shall be the same as the corresponding date relating to the corresponding distribution on the Partnership Common Units, and the record date for determining which holders of LTIP Units are entitled to receive distributions shall be the Partnership Record Date.  A holder of LTIP Units will be entitled to distributions with respect to an LTIP Unit only as set forth in this Exhibit H and, in making distributions pursuant to Section 5.02 of the Agreement, the General Partner of the Partnership shall take into account the provisions of this Section 7.

8.Allocations.

(a)General.  Holders of LTIP Units shall be allocated Profit, Loss and depreciation and amortization expenses of the Partnership in amounts per LTIP Unit equal to the amounts allocated per Partnership Common Unit; provided, however, that prior to the Full Distribution Participation Date with respect to a Class 2 LTIP Unit or Performance LTIP Unit, the amounts allocated to such LTIP Unit shall equal only the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise allocable with respect to such LTIP Unit pursuant to this Section 8(a).  The allocations provided by the preceding sentence shall be subject to Section 5.01(a) of the Agreement and in addition to any special allocations required by Section 8(b) hereof.  The General Partner is authorized in its discretion to delay or accelerate the participation of the LTIP Units in allocations of Profit, Loss and depreciation and amortization expenses of the Partnership under this Section 8(a), or to adjust the allocations made under this Section 8(a), so that the ratio of (i) the total amount of Profit, Loss and depreciation and amortization expenses of the Partnership allocated with respect to each LTIP Unit in the taxable year in which that LTIP Unit’s Full Distribution Participation Date, if any, falls (excluding special allocations under Section 8(b) hereof), to (ii) the total amount distributed to that LTIP Unit with respect to such period, is more nearly equal to the ratio of (A) the Profit, Loss and depreciation and amortization expenses of the Partnership allocated with respect to the Partnership Common Units in such taxable year to (B) the amounts distributed with respect to such Partnership Common Units in such taxable year.

(b)Special Allocations with Respect to LTIP Units.  In the event that Liquidating Gains are allocated under this Section 8(b), Profit, Loss and depreciation and amortization expenses of the Partnership allocable under Section 5.01(a) of the Agreement to Partners other than Class A Partners shall be recomputed without regard to the Liquidating Gains so allocated.  This Section 8(b) shall not affect any allocations to Class A Partners.  After giving effect to the special allocations set forth in Sections 5.01(b), 5.01(c) and 5.01(d) of the Agreement and Sections 8(c) and 8(d) hereof, and notwithstanding the provisions of Section 5.01(a) of the Agreement (except insofar as they allocate Profit, Loss and depreciation and amortization expenses of the Partnership to Class A Partners), the recalculated Liquidating Gains shall first be allocated to the holders of Eligible Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of Eligible Units, are equal to (i) the REIT Share Economic Target (with respect to LTIP Units other than Performance LTIP Units prior to their conversion) and/or Performance LTIP Unit Value (with respect to Performance LTIP Units prior to their conversion), multiplied by (ii) the number of their Eligible Units.  In addition, if any Capital Account balance attributable to a Performance LTIP Unit exceeds the applicable Performance LTIP Unit Value, and Liquidating Losses are available to be allocated to a holder of LTIP Units, then such

Liquidating Losses shall be allocated to each holder of such a Performance LTIP Unit until each such holder’s Capital Account, to the extent attributable to such holder’s Performance LTIP Units, is equal (on a per-unit basis) to the applicable Performance LTIP Unit Value.  For purposes of the foregoing allocations, (i) unless and to the extent otherwise determined by the General Partner, calculations shall be made separately with respect to the Eligible Units, including Eligible Units that are Performance LTIP Units with different Performance LTIP Unit Values, and (ii) any such allocations shall be made in proportion to the amounts required to be allocated to each relevant holder under this Section 8(b).  The parties agree that the intent of this Section 8(b) is to make the Capital Account balances of the holders of LTIP Units with respect to their LTIP Units economically equivalent (on a per-unit basis) to the applicable REIT Share Economic Target or Performance LTIP Unit Value (calculated in each case using the REIT Share Value on the date as of which such special allocation under this Section 8(b) is being made), but only to the extent the Partnership has recognized cumulative gains (calculated in the same manner as is applicable to calculating Liquidating Gains) with respect to its assets since the issuance of the relevant LTIP Unit.   Notwithstanding the foregoing, (i) the special allocations of Liquidating Gains and Losses pursuant to the preceding provisions of this Section 8(b) shall cease to apply to any Eligible Unit (other than a Performance LTIP Unit prior to its conversion) once such Eligible Unit has met the LTIP Unit Redemption Threshold and any Post-Conversion Period Performance LTIP Unit once it becomes a Post-Conversion Period Performance LTIP Unit, and (ii) the General Partner may adjust future allocations with respect to any holder of a Post-Conversion Period Performance LTIP Unit in any manner it determines in its sole discretion necessary or convenient to cause the Capital Account balance of such holder to (x) equal the balance that would have obtained had no allocations of Liquidating Gains or Liquidating Losses been made with respect to such Post-Conversion Period Performance LTIP Unit pursuant to the preceding provisions of this Section 8(b), and (y) otherwise equitably reflect the intended economic entitlements of such holder.  The allocations set forth in this Section 8(b) shall be taken into account for determining the Capital Account of each Partner, including for purposes of Section 5.06(a) of the Agreement.

(c)Capital Account Adjustments and Allocations upon Forfeiture.  Except as otherwise provided in the Agreement or any applicable LTIP Agreement, in connection with any repurchase or forfeiture of LTIP Units pursuant to Section 5(b), the balance of the portion of the Capital Account of the holder of such LTIP Units that is attributable to all of his or her LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 8(b) hereof, calculated with respect to such holder’s remaining LTIP Units, if any.  Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing.  Notwithstanding the foregoing, in no event shall the foregoing affect the allocations to the Class A Partners.

(d)Regulatory Allocations.  For purposes of the allocations set forth in Sections 5.01(b), prior to the Full Distribution Participation Date for a Class 2 LTIP Unit or Performance LTIP Unit, the Percentage Interest for such LTIP Unit shall be the Percentage Interest of a Partnership Common Unit multiplied by the applicable Initial Sharing Percentage.

9.Transfers.

(a)Subject to the terms of any Vesting Agreement, a holder of LTIP Units shall be entitled to transfer his or her LTIP Units to the same extent, and subject to the same restrictions as holders of Partnership Common Units are entitled to transfer their Partnership Common Units pursuant to Article 9 of the Agreement.

(b)Neither a conversion of an LTIP Unit into Partnership Common Units, a conversion of a Performance LTIP Unit pursuant to Section 12 hereof, nor a conversion or other transmutation of an LTIP Unit into another type, in substance, of Partnership Unit, pursuant to the terms of this Agreement or an applicable LTIP Agreement, is a “Transfer” for purposes of the Agreement.

10.Legend.  Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any Vesting Agreement, apply to the LTIP Unit.

11.Conversion of Class 1 LTIP Units and Class 2 LTIP Units to Partnership Common Units.

(a)A Qualifying Party holding LTIP Units shall have the right (the “Conversion Right”), at his or her option, at any time to convert all or a portion of his or her Vested LTIP Units into Partnership Common Units, taking into account all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that a Qualifying Party may not exercise the Conversion Right for less than one thousand (1,000) Vested LTIP Units or, if such Qualifying Party holds less than one thousand (1,000) Vested LTIP Units, all of the Vested LTIP Units held by such Qualifying Party that are not subject to the limitation on conversion under Section 11(b) hereof.  Qualifying Parties shall not have the right to convert Unvested LTIP Units into Partnership Common Units until they become Vested LTIP Units; provided, however, that when a Qualifying Party is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such Qualifying Party may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the Qualifying Party, shall be accepted by the Partnership subject to such condition.  In all cases, the conversion of any LTIP Units into Partnership Common Units shall be subject to the conditions and procedures set forth in this Section 11.

(b)A Qualifying Party may convert his or her Vested LTIP Units into an equal number of fully paid and non-assessable Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof.  Notwithstanding the foregoing, in no event may a Qualifying Party convert a number of Vested LTIP Units that exceeds (i) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to his or her ownership of Vested LTIP Units, divided by (ii) the REIT Share Economic Target applicable to such Vested LTIP Units, in each case as determined as of a date on which satisfaction of the LTIP Unit Redemption Threshold is being determined (in either case, the “Capital Account Limitation”).  After one or more LTIP Units have satisfied the LTIP Unit Redemption Threshold, such units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any LTIP Units which have not previously satisfied such threshold.  In order to exercise his or her Conversion Right, a Qualifying Party shall deliver a notice (a “Conversion Notice”) in the form attached hereto as Annex I to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such Conversion Notice; provided, however, that if the General Partner has not given to the Qualifying Party notice of a proposed or upcoming Transaction (as defined below) at least thirty (30) days prior to the effective date of such Transaction, then the Qualifying Party shall have the right to deliver a Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction.  A Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.  Each Qualifying Party seeking to convert Vested LTIP Units covenants and agrees with the Partnership that all Vested LTIP Units to be converted pursuant to this Section 11 shall be free and clear of all liens.  Notwithstanding anything herein to the contrary, if the Vested LTIP Units have been held for at least one year, subject to any restrictions set forth in an applicable LTIP Agreement, a Qualifying Party may deliver a Notice of Redemption pursuant to Section 8.05(a) of the Agreement relating to the Partnership Common Units into which such Vested LTIP Units are being converted in advance of the Conversion Date; provided, however, that the redemption of such Partnership Common Units by the Partnership shall in no event take place until on or after the Conversion Date.  For clarity, it is noted that the objective of this paragraph is to put a Qualifying Party in a position where, if he or she so wishes, the Partnership Common Units into which his or her Vested LTIP Units will be converted can be redeemed by the Partnership pursuant to Section 8.05(a) of the Agreement simultaneously with such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 8.05(b) of the Agreement by delivering to such Qualifying Party REIT Shares rather than cash, then such Qualifying Party can have such REIT Shares issued to him or her simultaneously with the conversion of his or her Vested LTIP Units into Partnership Common Units.  The General Partner shall cooperate with a Qualifying Party to coordinate the timing of the different events described in the foregoing sentence.  For the avoidance of doubt, subject to the limitations of this Section 11, a Qualifying Party may deliver a Conversion Notice with respect to Vested LTIP Units held on the applicable Conversion Date as a result of such Qualifying Party’s exercise of its Performance LTIP Unit Conversion Right (as defined below).

(c)The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units to be converted (a “Forced Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion at the option of such Qualifying Party pursuant to Section 11(b) hereof.  In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached hereto as Annex II to the applicable holder of LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Conversion Notice.  A Forced Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(d)Except as otherwise provided in an applicable Vesting Agreement, immediately after each such time that either (i) LTIP Units become Vested LTIP Units pursuant to Section 5(a) or (ii) the assets of the Partnership are revalued pursuant to Section 4.04 of the Agreement, all Vested LTIP Units not previously converted into Partnership Common Units shall automatically be converted (an “Auto Conversion”) into an equal number of Partnership Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, that no Auto Conversion shall occur with respect to any LTIP Units that would not at the time be eligible for conversion at the option of such Qualifying Party pursuant to Section 11(b) hereof.  Following an Auto Conversion, the Partnership shall deliver a notice (an “Auto Conversion Notice”) in the form attached hereto as Annex III to the applicable holder of LTIP Units as soon as reasonably possible following the Conversion Date (provided that the failure to deliver an Auto Conversion Notice will not affect the Auto Conversion or subject the General Partner or the Partnership to any liability).  An Auto Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(e)A conversion of Vested LTIP Units for which the holder thereof has given a Conversion Notice or the Partnership has given a Forced Conversion Notice or with respect to which an Auto Conversion has occurred shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of LTIP Units, other than the surrender of any certificate or certificates evidencing such Vested LTIP Units, as of which time such holder of LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Partnership Common Units into which such LTIP Units were converted.  After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon his or her written request, a certificate of the General Partner certifying the number of Partnership Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion.  The assignee of any Limited Partner pursuant to Article 9 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 11 and such Limited Partner shall be bound by the exercise of such rights by the assignee.

(f)For purposes of making future allocations under Section 8(b) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable holder of LTIP Units that is treated as attributable to his or her LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the REIT Share Economic Target determined for each such LTIP Unit as of the date on which satisfaction of the LTIP Unit Redemption Threshold for such LTIP Unit was determined.

(g)If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Partnership Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Partnership Common Units shall be exchanged for or converted into the right, or the holders shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion (or that will become eligible for conversion as a result of a contemporaneous or prior Forced Performance LTIP Unit Conversion), taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction).  In anticipation of such Forced Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which his or her LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person.  In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Partnership Common Units in connection with such Transaction.  If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of his or her transferees) the same kind and amount of consideration that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election.  Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and the relevant terms of the Plan or any other applicable Equity Plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 11(g) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the Qualifying Parties that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit H, for the benefit of the holder of LTIP Units.

(h)No conversion of LTIP Units into Partnership Common Units, or Partnership Units that are not LTIP Units, may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.

(i)Notwithstanding the foregoing, nothing in this Section 11 shall apply to a Performance LTIP Unit (including, for the avoidance of doubt, the Capital Account balance attributable to such Performance LTIP Unit), other than with respect to Vested LTIP Units into which a Performance LTIP Unit has been converted pursuant to Section 12.

12.Conversion of Performance LTIP Units to Class 1 LTIP Units or Class 2 LTIP Units.

(a)The holder of a Class 1 Performance LTIP Unit or a Class 2 Performance LTIP Unit may convert such Unit into a Class 1 LTIP Unit or a Class 2 LTIP Unit (as applicable) at any time (i) on or after such Performance LTIP Unit becomes a Vested LTIP Unit, and (ii) before the Expiration Date of such Performance LTIP Unit (the “Performance LTIP Unit Conversion Right”); provided, however, that a Performance LTIP Unit holder may not exercise a Performance LTIP Unit Conversion Right with respect to the lesser of (i) one thousand (1,000) Performance LTIP Units and (ii) 100% of the Performance LTIP Units held by such person that are Vested LTIP Units.  If a Performance LTIP Unit holder is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such holder may give the Partnership a Performance LTIP Unit Conversion Notice conditioned upon and effective as of the time of vesting and such Performance LTIP Unit Conversion Notice, unless subsequently revoked by such person, shall be accepted by the Partnership subject to such condition.  In all cases, the conversion of any Performance LTIP Units into Class 1 LTIP Unit or a Class 2 LTIP Unit (as applicable) shall be subject to the conditions and procedures set forth in this Section 12.

(b)Any Performance LTIP Units being converted pursuant to a Performance LTIP Unit Conversion Notice, a Forced Performance LTIP Unit Conversion, or an Expiration Conversion will convert to a number of Class 1 LTIP Units or Class 2 LTIP Units (as applicable) equal to (i) the applicable Performance LTIP Unit Value, multiplied by (ii) the number of Performance LTIP Units being converted, and divided by (iii) the REIT Share Value on the Conversion Date.  For the avoidance of doubt, the foregoing calculation shall be adjusted as necessary to take into account any differences in the Performance LTIP Unit Values of the Performance LTIP Units being converted.  A conversion of Performance LTIP Units under this Section 12 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of Performance LTIP Units, other than the surrender of any certificate or certificates evidencing such Performance LTIP Units, as of which time such holder of Performance LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Class 1 LTIP Units or Class 2 LTIP Units into which such LTIP Units were converted.  After the conversion of Performance LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon his or her written request, a certificate of the General Partner certifying the number of Class 1 LTIP Units or Class 2 LTIP Units, as applicable, and remaining Performance LTIP Units, if any, held by such person immediately after such conversion.  Notwithstanding the preceding two sentences, if (x) a Performance LTIP Unit is converted under this Section 12, (y) the corresponding Class 1 LTIP Units or Class 2 LTIP Units are converted into Partnership Common Units pursuant to Section 11 as of the same conversion date, and (z) such Partnership Common Units are not redeemed as of the same date, the relevant holder shall be reflected as a holder of Partnership Common Units (rather than as a holder of LTIP Units) as of the opening of the business day following such conversions and may be provided a certificate certifying the number of Partnership Common Units (rather than LTIP Units) owned by such holder based on such conversions.  The assignee of any Limited Partner pursuant to Article 9 of the Agreement may exercise the rights of such Limited

Partner pursuant to this Section 12 and such Limited Partner shall be bound by the exercise of such rights by the assignee.

(c)To exercise his or her Performance LTIP Unit Conversion Right, a Performance LTIP Unit holder shall deliver a notice (a “Performance LTIP Unit Conversion Notice”) in the form attached hereto as Annex IV to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such Performance LTIP Unit Conversion Notice; provided, however, that if the General Partner has not given to the holder notice of a proposed or upcoming Transaction (as defined above) at least thirty (30) days prior to the effective date of such Transaction, then the holder shall have the right to deliver a Performance LTIP Unit Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction.  Any Performance LTIP Unit Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.  Each Qualifying Party seeking to convert Performance LTIP Units covenants and agrees with the Partnership that all Units to be converted pursuant to this Section 12 shall be free and clear of all liens.  Notwithstanding anything herein to the contrary, if the Performance LTIP Units have been held for at least one year, subject to any restrictions set forth herein or in an applicable LTIP Agreement, a Qualifying Party may deliver a Notice of Redemption pursuant to Section 8.05(a) of the Agreement relating to the Partnership Common Units into which the Class 1 LTIP Units or Class 2 LTIP Units receivable on conversion of such Performance LTIP Units ultimately are convertible in advance of the Conversion Date; provided, however, that the redemption of such Partnership Common Units by the Partnership shall in no event take place until on or after the Conversion Date.  For clarity, it is noted that the objective of this paragraph (together with Section 11(b) above) is to put a Performance LTIP Unit holder in a position where, if he or she so wishes, (i) the Class 1 LTIP Units or Class 2 LTIP Units into which his or her Performance LTIP Units convert can be converted into Partnership Common Units simultaneously by the Partnership, and (ii) the Partnership Common Units into which such Class 1 LTIP Units or Class 2 LTIP Units convert can be redeemed by the Partnership pursuant to Section 8.05(a) of the Agreement simultaneously, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Partnership Common Units under Section 8.05(b) of the Agreement by delivering to such Performance LTIP Unit holder REIT Shares rather than cash, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of his or her Performance LTIP Units into Class 1 or Class 2 LTIP Units and corresponding conversion of such LTIP Units into Partnership Common Units, in all events subject to any restrictions on conversion or redemption set forth herein or in an applicable LTIP Agreement.  The General Partner shall cooperate with a holder of Performance LTIP Units to coordinate the timing of the different events described in the foregoing sentence.

(d)No conversion of Performance LTIP Units may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve.

(e)If the Partnership or the General Partner shall be a party to any Transaction, then the General Partner shall, immediately before the Transaction, be entitled to cause a conversion of Performance LTIP Units (a “Forced Performance LTIP Unit Conversion”) with respect to the maximum number of Performance LTIP Units then eligible for conversion under this Section 12, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Partnership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction).  In anticipation of such Forced Performance LTIP Unit Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of Performance LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Partnership Common Units into which his or her Performance LTIP Units ultimately will be converted (based on the conversion ratios set forth herein) the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Partnership Common Units, assuming such holder is not a Constituent Person or an affiliate of a Constituent Person.  In the event that holders of Partnership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of Performance LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of Performance LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each Performance LTIP Unit held by such holder into Class 1 LTIP Units or Class 2 LTIP Units, as applicable, and corresponding conversion of such LTIP Units into Partnership Common Units in connection with such Transaction.  If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive the same kind and amount of consideration (determined after taking into account the conversion ratios herein) that a holder of Partnership Common Units would receive if such holder of Partnership Common Units failed to make such an election.  Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and the relevant terms of the Plan or any other applicable Equity Plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 12(e) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Partnership Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of Performance LTIP Units that remain outstanding after such Transaction to convert their Performance LTIP Units into securities as comparable as reasonably possible under the circumstances to the Partnership Common Units (taking into account the conversion ratio derived from Section 12(b)) and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit H, for the benefit of the holders of Performance LTIP Units with respect to the Performance LTIP Units under this Section 12(e). To exercise its right of Forced Performance

LTIP Unit Conversion, the Partnership shall deliver a notice (a “Forced Performance LTIP Unit Conversion Notice”) in the form attached hereto as Annex V to the applicable holder of Performance LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Performance LTIP Unit Conversion Notice.  A Forced Performance LTIP Unit Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(f)Except as otherwise provided in an applicable Vesting Agreement, and subject to the express limitations and restrictions of this Section 12, any Performance LTIP Unit that would have a Performance LTIP Unit Value greater than zero upon becoming a Post-Conversion Period Performance LTIP Unit, instead of becoming a Post-Conversion Period Performance LTIP Unit, automatically and without any action of any party shall be converted into a number of Class 1 LTIP Units or Class 2 LTIP Units, as applicable, calculated in accordance with Section 12(b).  Each such conversion (each, an “Expiration Conversion”) shall be effective immediately upon the close of business on the applicable Expiration Date and all calculations under Section 12(b) shall be made based on the relevant Performance LTIP Unit Value as of such time.  Following an Expiration Conversion, the Partnership shall deliver a notice (an “Expiration Conversion Notice”) in the form attached hereto as Annex VI to the applicable holder of LTIP Units as soon as reasonably practical (provided that the failure to deliver an Expiration Conversion Notice will not affect the Expiration Conversion or subject the General Partner or the Partnership to any liability).  Each Expiration Conversion Notice shall be provided in the manner provided in Section 12.01 of the Agreement.

(h)For the avoidance of doubt, any Class 1 LTIP Unit and Class 2 LTIP Unit resulting from a conversion under this Section 12, (i) is not a Performance LTIP Unit and (ii) is a Vested LTIP Unit that may be converted (including, if applicable, simultaneously with the conversion of the applicable Performance LTIP Unit) into a Partnership Common Unit under (and subject to the limitations of) Section 11 hereof.  Upon conversion into Class 1 LTIP Units or Class 2 LTIP Units under this Section 12, a Performance LTIP Unit shall cease to be treated as outstanding.

13.Redemption of LTIP Units.  Holders of LTIP Units shall not be entitled to the Redemption Right provided for in Section 8.05 of the Agreement unless, until and to the extent such LTIP Units have been converted into Partnership Common Units in accordance with their terms.

14.Voting.  Limited Partners shall have the same voting rights in respect of their LTIP Units as Limited Partners holding Partnership Common Units, with the LTIP Units voting together as a single class with the Partnership Common Units and having one vote per LTIP Unit and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.

15.Section 83 Safe Harbor.  Each Partner authorizes the General Partner to elect to apply the safe harbor (the “Section 83 Safe Harbor”) set forth in proposed Regulations Section 1.83-3(l) and proposed Internal Revenue Service Revenue Procedure published in Notice 2005- 43 (together, the “Proposed Section 83 Safe Harbor Regulation”) (under which the fair market value of a Partnership Interest that is Transferred in connection with the performance of services is treated as being equal to the liquidation value of the interest), or in similar Regulations or guidance, if such Proposed Section 83 Safe Harbor Regulation or similar Regulations are promulgated as final or temporary Regulations.  If the General Partner determines that the Partnership should make such election, the General Partner is hereby authorized to amend the Agreement without the consent of any other Partner to provide that (i) the Partnership is authorized and directed to elect the Section 83 Safe Harbor, (ii) the Partnership and each of its Partners (including any Person to whom a Partnership Interest, including an LTIP Unit, is Transferred in connection with the performance of services) will comply with all requirements of the Section 83 Safe Harbor with respect to all Partnership Interests Transferred in connection with the performance of services while such election remains in effect and (iii) the Partnership and each of its Partners will take all actions necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the applicable Regulations for such election to be effective until such time (if any) as the General Partner determines, in its sole discretion, that the Partnership should terminate such election.  The General Partner is further authorized to amend the Agreement to modify Section 5.01(a) of the Agreement to the extent the General Partner determines in its discretion that such modification is necessary or desirable as a result of the issuance of any applicable law, Regulations, notice or ruling relating to the tax treatment of the transfer of a Partnership Interests in connection with the performance of services.  Notwithstanding anything to the contrary in the Agreement, each Partner expressly confirms that it will be legally bound by any such amendment.

ANNEX I

NOTICE OF ELECTION BY PARTNER TO CONVERT
LTIP UNITS INTO PARTNERSHIP COMMON UNITS

The undersigned holder of LTIP Units hereby irrevocably (i) elects to convert as of the Conversion Date set forth below the number of LTIP Units in United Dominion Realty, L.P. (the “Partnership”) set forth below into Partnership Common Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Partnership Common Units that may be deliverable upon such conversion be delivered to the address specified below.  The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of LTIP Unit Holder:

Please Print Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

(Signature of LTIP Unit Holder)

(Street Address)

(City)(State)(Zip Code)

Issue Check Payable to:

Please insert social security

or identifying number:

Annex I

ANNEX II

NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION
OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of LTIP Units held by the LTIP Unit holder set forth below to be converted into Partnership Common Units in accordance with the terms of Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.

Name of LTIP Unit Holder:

Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

Annex II

ANNEX III

NOTICE OF AUTOMATIC CONVERSION
OF LTIP UNITS INTO PARTNERSHIP COMMON UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby gives you notice that the number of LTIP Units held by the LTIP Unit holder set forth below have been converted into Partnership Common Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.

Name of LTIP Unit Holder:

Name as Registered with Partnership

Number of LTIP Units to be Converted:

Conversion Date:

Annex III

ANNEX IV

PERFORMANCE LTIP UNIT CONVERSION NOTICE

The undersigned holder of Performance LTIP Units hereby irrevocably elects to convert as of the Conversion Date set forth below the number of Performance LTIP Units in United Dominion Realty, L.P. (the “Partnership”) set forth below into Class 1 LTIP Units or Class 2 LTIP Units (as applicable) in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.  The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Performance LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Performance LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of Performance LTIP Unit Holder:

Please Print Name as Registered with Partnership

Number of Class 1 Performance LTIP Units to be Converted:

Number of Class 2 Performance LTIP Units to be Converted:

Date of Award of Class 1 Performance LTIP Units to be Converted:

Date of Award of Class 2 Performance LTIP Units to be Converted:

Conversion Date:

(Signature of LTIP Unit Holder)

(Street Address)

(City)(State)(Zip Code)

Please insert social security

or identifying number:

Annex IV

ANNEX V

NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION
OF PERFORMANCE LTIP UNITS

United Dominion Realty, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of Performance LTIP Units held by the LTIP Unit holder set forth below to be converted into Class 1 LTIP Units or Class 2 LTIP Units (as specified below) in accordance with the terms of Amended and Restated Agreement of Limited Partnership of the Partnership, as amended.

Name of LTIP Unit Holder:

Name as Registered with Partnership

Number of Class 1 Performance LTIP Units to be Converted:

Number of Class 2 Performance LTIP Units to be Converted:

Date of Award of Class 1 Performance LTIP Units to be Converted:

Date of Award of Class 2 Performance LTIP Units to be Converted:

Class 1 LTIP Units Resulting From Conversion:

Class 2 LTIP Units Resulting From Conversion:

Conversion Date:

Annex V

ANNEX VI

EXPIRATION CONVERSION NOTICE

United Dominion Realty, L.P. (the “Partnership”) hereby gives you notice that the number of Performance LTIP Units held by the LTIP Unit holder set forth below have been converted into Partnership Class 1 LTIP Units or Class 2 LTIP Units, as applicable, in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below.

Name of Performance LTIP Unit Holder:

Name as Registered with Partnership

Number of Class 1 Performance LTIP Units Converted:

Number of Class 2 Performance LTIP Units Converted:

Date of Award of Class 1 Performance LTIP Units Converted:

Date of Award of Class 2 Performance LTIP Units Converted:

Class 1 LTIP Units Resulting From Conversion:

Class 2 LTIP Units Resulting From Conversion:

Conversion Date:

Annex VI